AMENDMENT NO. 2 TO WARRANT AGREEMENT


         Amendment No.2 dated March 27, 1998, to the Warrant Agreement, as amended, originally dated January 18, 1995, by and among California Pro Sports, Inc., a Delaware corporation (the "Company") and Corporate Stock Transfer, Inc., as warrant agent (the "Warrant Agent").

         WHEREAS, Section 1(f) of the Warrant Agreement, as amended, sets 5:00 p.m. (Mountain time) on June 31, 1998 as the expiration date (the "Expiration Date") of the warrants issued thereunder;

         WHEREAS, Sections 1(f) and 4(a) of the Warrant Agreement provide that the Board of Directors of the Company may extend the Expiration Date beyond the date set in Section 1(f) of the Warrant Agreement;

         WHEREAS,   the  Board  of  Directors  of  the  Company  has  taken  the appropriate actions to extend the Expiration Date to 5:00 p.m. on December 31, 1998;

         WHEREAS, Section 1(h) of the Warrant Agreement, as amended, sets the exercise price at $2.50 per share (the "Exercise Price");

         WHEREAS,   the  Board  of  Directors  of  the  Company  has  taken  the appropriate actions to reduce the Exercise Price to $1.50.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree that the Warrant Agreement shall be amended as follows:

         4. In Section 1(f), as amended, the date "June 30, 1998" shall be deleted and replaced with the date "December 31, 1998."

         5. In Section 1(h), as amended, the dollar amount "$2.50" shall be deleted and replaced with the dollar amount "$1.50."

         6. All other terms and conditions contained in the Warrant Agreement shall remain in full force and effect.

         The parties hereto have caused this Amendment to be duly executed by their authorized agents as of the date first above written.


                                       CALIFORNIA PRO SPORTS, INC.



                                       By /s/ Barry S. Hollander
                                          --------------------------------
                                         Barry S. Hollander
                                         Chief Financial Officer

                                       CORPORATE STOCK TRANSFER, INC.

                                       By /s/ Carylyn Bell
                                          --------------------------------
                                       Carylyn Bell
                                       -----------------------------------
                                       (Print Name)
                                       President
                                       -----------------------------------
                                       (Title)